                                 AMENDMENT NO. 7
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS R SHARES)

         The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective April 29, 2005, as follows:

         WHEREAS, the parties desire to amend the Plan to reflect the addition of AIM Global Real Estate Fund, AIM Moderate Growth Allocation Fund and AIM Moderately Conservative Allocation Fund and to change the name of AIM Aggressive Allocation Fund to AIM Growth Allocation Fund;

         NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS R SHARES)
                         (DISTRIBUTION AND SERVICE FEES)

         The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class R Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below as to the Class R Shares of each Portfolio to the average daily net assets of the Class R Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class R Shares of the Portfolio.


                                                          MINIMUM
                                                           ASSET
AIM EQUITY FUNDS                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
                                                          -------        -------         ---------
AIM Aggressive Growth Fund                                  0.25%          0.25%             0.50%
AIM Blue Chip Fund                                          0.25%          0.25%             0.50%
AIM Capital Development Fund                                0.25%          0.25%             0.50%
AIM Charter Fund                                            0.25%          0.25%             0.50%
AIM Constellation Fund                                      0.25%          0.25%             0.50%
AIM Large Cap Basic Value Fund                              0.25%          0.25%             0.50%
AIM Large Cap Growth Fund                                   0.25%          0.25%             0.50%
AIM Mid Cap Growth Fund                                     0.25%          0.25%             0.50%
AIM Weingarten Fund                                         0.25%          0.25%             0.50%


                                                          MINIMUM
                                                           ASSET
AIM FUNDS GROUP                                            BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
                                                          -------        -------         ---------
AIM Balanced Fund                                           0.25%          0.25%             0.50%
AIM Basic Balanced Fund                                     0.25%          0.25%             0.50%
AIM Mid Cap Basic Value Fund                                0.25%          0.25%             0.50%
AIM Premier Equity Fund                                     0.25%          0.25%             0.50%
AIM Small Cap Equity Fund                                   0.25%          0.25%             0.50%

                                                          MINIMUM
                                                           ASSET
AIM GROWTH SERIES                                          BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
                                                          -------        -------         ---------
AIM Basic Value Fund                                        0.25%          0.25%             0.50%
AIM Conservative Allocation Fund                            0.25%          0.25%             0.50%
AIM Growth Allocation Fund                                  0.25%          0.25%             0.50%
AIM Mid Cap Core Equity Fund                                0.25%          0.25%             0.50%
AIM Moderate Allocation Fund                                0.25%          0.25%             0.50%
AIM Moderate Growth Allocation Fund                         0.25%          0.25%             0.50%
AIM Moderately Conservative Allocation Fund                 0.25%          0.25%             0.50%
AIM Small Cap Growth Fund                                   0.25%          0.25%             0.50%


                                                          MINIMUM
                                                           ASSET
AIM INTERNATIONAL MUTUAL FUNDS                             BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
                                                          -------        -------         ---------
AIM European Growth Fund                                    0.25%          0.25%             0.50%
AIM International Core Equity Fund                          0.25%          0.25%             0.50%
AIM International Growth Fund                               0.25%          0.25%             0.50%


                                                          MINIMUM
                                                           ASSET
AIM INVESTMENT FUNDS                                       BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
                                                          -------        -------         ---------
AIM Trimark Endeavor Fund                                   0.25%          0.25%             0.50%
AIM Trimark Fund                                            0.25%          0.25%             0.50%
AIM Trimark Small Companies Fund                            0.25%          0.25%             0.50%


                                                          MINIMUM
                                                           ASSET
AIM INVESTMENT SECURITIES FUNDS                            BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
PORTFOLIO - CLASS R SHARES                                CHARGE           FEE              FEE
                                                          -------        -------         ---------
AIM Global Real Estate Fund                                 0.25%          0.25%             0.50%
AIM Income Fund                                             0.25%          0.25%             0.50%
AIM Intermediate Government Fund                            0.25%          0.25%             0.50%
AIM Money Market Fund                                       0.25%          0.25%             0.50%
AIM Real Estate Fund                                        0.25%          0.25%             0.50%
AIM Short Term Bond Fund                                    0.25%          0.25%             0.50%
AIM Total Return Bond Fund                                  0.25%          0.25%             0.50%"


All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated:  April 29, 2005


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